John Hancock Funds

                            Intermediate
                              Maturity
                             Government
                               Fund

                        SEMI-ANNUAL REPORT

                        September 30, 1996



DIRECTORS

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109


A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY ROGER HAMILTON, PORTFOLIO MANAGER

John Hancock
Intermediate Maturity
Government Fund

Bond market battered back and forth by
strong employment and low inflation

After the past six months, it wouldn't be a surprise to hear bond investors say they are confused. Barraged by mixed economic signals for so long, they can hardly see straight. Strong employment numbers have repeatedly raised inflation fears. And inflation is the bond market's number one enemy because it erodes the buying power of fixed-income earnings and hurts bond prices. Meanwhile, inflation numbers have been low, suggesting that there's no cause for alarm -- and no need for the Federal Reserve to tamper with interest rates.

The result has been a choppy bond market that has moved up and down within a certain range. During the spring and summer, for example, yields on five-year Treasuries fluctuated, but stayed between 6.22% and 6.84%. With little prospect for a significant decline in interest rates or corresponding rise in bond prices, investors searched for yield. They found it in corporate bonds and mortgage securities, both of which were cheap compared to Treasuries.

"Mixed
economic
signals have
produced
choppy bond
results."

A 2" x 3 1/2" photo of portfolio management team. Caption reads: "Roger Hamilton (right), portfolio manager and Barry Evans (seated), head of the Government Fixed-Income department."

How we did

In this environment, John Hancock Intermediate Maturity Government Fund did well. For the six months ended September 30, 1996, the Fund's Class A and Class B shares had total returns of 2.03% and 1.69%, respectively, at net asset value. This compared to the average intermediate-term government fund, which returned 1.78% over the same period, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information.



A pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into two sections. U.S. Treasury Bonds & Other 40%; U.S. Government Agency Bonds 60%. A footnote states: "As a percentage of net assets on September 30, 1996."

"The biggest
boost to
performance
came from
the Fund's
mortgage-
backed
securities..."

The biggest boost to performance came from the Fund's mortgage-backed securities, which accounted for 60% of total investments on September 30. This was up from 54% at the end of March. We did most of our buying in April and May, when prices on mortgage bonds were near the bottom. We bought mainly fixed-rate mortgages issued by the Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). These bonds tend to do well when interest rates are steady and there's less likelihood that homeowners will prepay their mortgages early, forcing investors to reinvest at lower rates.

We bought 15-year FNMAs partly because we expected supply to shrink. With interest rates rising in 1995 and early 1996, we believed fewer people would want 15-year mortgages -- choosing instead traditional 30-year mortgages or adjustable rate mortgages (ARMs). By the summer, issuance of 15-year mortgage bonds had slowed considerably, making the existing bonds more valuable. In addition, 15-year mortgage bonds are a good investment for the Fund because they're about as sensitive to interest-rate fluctuations as Treasuries with four- or five-year maturities. At the end of September, 15-year FNMAs accounted for about 31% of our total investments.

GNMAs with 30-year maturities were attractive because they had underperformed mortgages issued by other agencies. Both FNMA and the Federal Home Loan Mortgage Corporation (Freddie Mac) had been buying back huge quantities of their own securities, which had pushed up their prices relative to GNMAs. In addition, prepayments on GNMAs -- which had not been moving in sync with the other agencies -- had temporarily hurt prices. The Fund had a 24% stake in GNMAs at the end of September.

Biting the bullet

The Fund also benefited from intensifying its bullet strategy. A bullet strategy focuses the Fund's investments on bonds with a particular duration (a measure of how sensitive a bond's price is to changes in interest rates). In an environment where interest rates weren't moving much and there wasn't much opportunity for price gain, a bullet strategy helped the Fund gain yield.

We concentrated the Fund's duration around 3.8 years, a fairly neutral stance relative to the Fund's peers. To do this, we sold ARMs with one-year durations and Treasuries with seven-year durations. Although the ARMs had done well as prepayments declined, we wanted the added yield from longer-term mortgage bonds. Our stake in ARMs fell to 5% from 11% six months earlier, while our stake in Treasuries dropped to 40% -- down from 45%. We replaced both with mortgages with durations of around four years. This move boosted the Fund's yield, while minimizing interest-rate risk.



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended September
30, 1996." The chart is scaled in increments of 1% from top to bottom with 3% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 2.03% total return for John Hancock Intermediate Maturity Government Fund: Class A. The second represents the 1.69% total return for the John Hancock Intermediate Maturity Government Fund: Class B. The third represents the 1.78% total return for the average intermediate-term government fund. Footnote below reads: "Total returns for John Hancock Intermediate Maturity Government Fund are at net asset value with all distributions reinvested. The average intermediate-term government fund is tracked by Lipper Analytical Services. See following two pages for historical performance information."

Of course, hindsight is always 20/20. The Fund would have done even better if we'd sold more Treasuries and had an even higher stake in mortgage securities. We also missed some short-term trading opportunities that occur when the market is moving back and forth within a range. And while we changed duration slightly -- between
3.5 and 3.9 years -- it didn't really help (or hurt) the Fund's return.

More of the same ahead

In the near term, we expect moderate economic growth to continue. Inflation scares, which seem to flare up whenever there are strong employment reports, will likely cause more market jitters. But again, whatever volatility we see is unlikely to cause much impact. Only a recession or sustained, high economic growth would cause the market to break out of these narrow boundaries. We don't expect either to happen anytime soon, which gives the Federal Reserve little reason to hike interest rates. So, from today's vantage point, the market's prospects over the next six months don't look much different from the past six months.

Longer term, we're more optimistic. We believe the economic expansion has to run out of gas eventually. It has been chugging along for some six years now, which is about a year longer than usual. When economic growth starts to sputter, we expect interest rates to fall and bond prices to rise. So we'll continue watching employment numbers, inflation and the purchasing managers' survey, any of which could signal a pending slowdown.

If our outlook is on target, then the Fund is in a good position to continue its competitive total return and yield. We don't expect to make changes unless we see a change in the market's direction. If the bond market begins to rally, we would take a more aggressive stance by lowering our mortgage stake and lengthening duration. If the market declines, we'd do just the opposite. In either case, we believe an intermediate maturity fund like ours has the advantage of being able to pick up a good part of a rally, while offering investors less interest-rate risk than longer-maturity funds in a market downturn.

"In the
near term,
we expect
moderate
economic
growth to
continue."


--------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Intermediate Maturity Government Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 3% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 3% and declining to 0% over four years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996

                                        ONE          LIFE OF
                                        YEAR          FUND
                                    -----------   ------------
John Hancock Intermediate Maturity
Government Income Fund: Class A         0.83%        20.50%(1)
John Hancock Intermediate Maturity
Government Income Fund: Class B         0.23%        20.47%(1)

AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996

                                        ONE          LIFE OF
                                        YEAR          FUND
                                    -----------   ------------
John Hancock Intermediate Maturity
Government Income Fund: Class A (2)      0.83%        4.00%(1)
John Hancock Intermediate Maturity
Government Income Fund: Class B (2)      0.23%        4.00%(1)

YIELDS

As of September 30, 1996

                                                   SEC 30-DAY
                                                     YIELD
                                                 -------------
John Hancock Intermediate Maturity
Government Income Fund: Class A                      6.35%
John Hancock Intermediate Maturity
Government Income Fund: Class B                      5.89%

Notes to Performance

(1) Class A and Class B shares started on December 31, 1991.

(2) The Advisor voluntarily reduced a portion of the management fee during the period. Without the reduction of expenses, the average annual total return for the one-year and since inception periods would have been 0.13% and 3.44% for class A shares, respectively, and for class B shares (0.47%) and 3.44%, respectively.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in John Hancock Intermediate Maturity Government Fund would be worth on September 30, 1996, assuming you invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in both the Lipper Intermediate U.S. Government Index and Lehman Government Bond Index. The Lipper Intermediate U.S. Government Index is an equally weighted unmanaged index that measures the performance of funds with at least 65% of their assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with dollar-weighted average maturities of five to ten years. The Lehman Government Bond Index is an unmanaged index that measures the performance of U.S.Treasury bonds and U.S. Government Agency bonds.

Intermediate Maturity Government Income Fund
Class A shares

Line chart with the heading Intermediate Maturity Government Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines.

The first line represents the value of the Lipper Intermediate U.S. Government Index and is equal to $13,549 as of September 30, 1996. The second line represents the Lehman Government Bond Index and is equal to $12,848 as of September 30, 1996. The third line represents the value of the hypothetical $10,000 investment made in the Intermediate Maturity Government Fund on December 31, 1991, before sales charge, and is equal to $12,423 as of September 30, 1996. The fourth line represents the Intermediate Maturity Government Fund after sales charge and is equal to $12,050 as of September 30, 1996.



Intermediate Maturity Government Fund
Class B shares

Line chart with the heading Intermediate Maturity Government Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines.

The first line represents the value of the Lipper Intermediate U.S. Government Index and is equal to $13,549 as of September 30, 1996. The second line represents the value of the Lehman Government Bond Index and is equal to $12,848 as of September 30, 1996. The third line represents the value of the hypothetical $10,000 investment made in the Intermediate Maturity Government Fund on December 31, 1991, and is equal to $12,047 as of September 30, 1996. The fourth line represents the value of the Intermediate Maturity Government Fund after sales charge and is equal to $12,047 as of September 30, 1996.




FINANCIAL STATEMENTS

John Hancock Funds - Intermediate Maturity Government Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on September 30, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
September 30, 1996 (Unaudited)
--------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
United States government and agencies securities
(cost - $32,722,654)                                              $  32,728,263
Joint repurchase agreement (cost - $29,000)                              29,000
Corporate savings account                                                11,355
                                                                  -------------
                                                                     32,768,618
Receivable for investments sold                                           1,159
Interest receivable                                                     268,598
Receivable for shares sold                                                  234
Deferred organization expenses                                            2,386
Other assets                                                              9,820
                                                                  -------------
Total Assets                                                         33,050,815
-------------------------------------------------------------------------------
Liabilities:
Dividend payable                                                         19,619
Payable for shares repurchased                                            9,560
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                  21,231
Accounts payable and accrued expenses                                    26,241
                                                                  -------------
Total Liabilities                                                        76,651
-------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                      33,470,656
Accumulated net realized loss on investments                     (      506,423)
Net unrealized appreciation of investments                                5,824
Undistributed net investment income                                       4,107
                                                                  -------------
Net Assets                                                        $  32,974,164
===============================================================================
Net Asset Value Per Share:
(Based on net assets and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value, respectively)
Class A - $25,856,328/2,709,093                                           $9.54
===============================================================================
Class B  - $7,117,836/745,829                                             $9.54
===============================================================================
Maximum Offering Price Per Share*
Class A - ($9.54 x 103.09%)                                               $9.84
===============================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended September 30, 1996 (Unaudited)
-------------------------------------------------------------------------------
Investment Income:
Interest                                                            $ 1,373,267
                                                                    -----------
Expenses:
Investment management fee - Note B                                       70,467
Distribution/service fee - Note B
Class A                                                                  34,203
Class B                                                                  35,419
Transfer agent fee - Note B                                              20,180
Custodian fee                                                            19,453
Registration and filing fees                                             14,466
Printing                                                                  6,387
Auditing fee                                                              5,293
Organization expense - Note A                                             4,866
Trustees' fees                                                            1,711
Financial services fee - Note B                                           1,595
Miscellaneous                                                               472
Advisory board fee                                                          220
Legal fees                                                                  210
                                                                    -----------
Total Expenses                                                          214,942
-------------------------------------------------------------------------------
Less expense reductions -
Note B                                                             (     57,236)
-------------------------------------------------------------------------------
Net Expenses                                                            157,706
-------------------------------------------------------------------------------
Net Investment Income                                                 1,215,561
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold                              (    839,558)
Change in net unrealized appreciation/depreciation
of investments                                                          294,444
                                                                    -----------
Net Realized and Unrealized
Loss on Investments                                                (    545,114)
-------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                           $   670,447
===============================================================================

See notes to financial statements.





Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------
                                                                                                YEAR ENDED   SIX MONTHS ENDED
                                                                                                 MARCH 31,  SEPTEMBER 30, 1996
                                                                                                   1996         (UNAUDITED)
                                                                                              ------------     ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                         $  2,005,181     $  1,215,561
Net realized gain (loss) on investments sold                                                       333,135    (     839,558)
Change in net unrealized appreciation/depreciation of investments                            (     577,061)         294,444
                                                                                              ------------     ------------
Net Increase in Net Assets Resulting from Operations                                             1,761,255          670,447
                                                                                              ------------     ------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.6385 and $0.3371 per share, respectively)                                      (   1,494,279)   (     963,343)
Class B - ($0.5746 and $0.3059 per share, respectively)                                      (     540,604)   (     251,291)
                                                                                              ------------     ------------
Total Distributions to Shareholders                                                          (   2,034,883)   (   1,214,634)
                                                                                              ------------     ------------
From Fund Share Transactions - Net*                                                             15,373,658    (   4,037,095)
                                                                                              ------------     ------------
Net Assets:
Beginning of period                                                                             22,455,416       37,555,446
                                                                                              ------------     ------------
End of period (including undistributed
net investment income of $3,180 and $4,107, respectively)                                     $ 37,555,446     $ 32,974,164
                                                                                              ============     ============
* Analysis of Fund Share Transactions:
                                                                                             SIX MONTHS ENDED SEPTEMBER 30, 1996
                                                                  YEAR ENDED MARCH 31, 1996               (UNAUDITED)
                                                                 ---------------------------    ---------------------------
                                                                  SHARES            AMOUNT         SHARES           AMOUNT
                                                                -----------     -------------    ----------      ---------
CLASS A
Shares sold                                                      1,360,554      $ 13,397,732       135,549     $  1,291,580
Shares issued in reorganization - Note D                         2,305,865        22,643,129            --               --
Shares issued to shareholders in
reinvestment of distributions                                       54,240           535,013        33,085          315,637
                                                                 ---------      ------------     ---------     ------------
                                                                 3,720,659        36,575,874       168,634        1,607,217
Less shares repurchased                                         (2,047,851)    (  20,195,985)   (  455,744)   (   4,353,448)
                                                                 ---------      ------------     ---------     ------------
Net increase (decrease)                                          1,672,808      $ 16,379,889    (  287,110)   ($  2,746,231)
                                                                 =========      ============     =========     ============
CLASS B
Shares sold                                                        128,155      $  1,251,224       143,126       $1,361,481
Shares issued in reorganization - Note D                            77,218           758,254            --               --
Shares issued to shareholders in
reinvestment of distributions                                       33,456           329,875        15,303          145,954
                                                                 ---------      ------------     ---------     ------------
                                                                   238,829         2,339,353       158,429        1,507,435
Less shares repurchased                                         (  329,486)    (   3,345,584)   (  293,389)      (2,798,299)
                                                                 ---------      ------------     ---------     ------------
Net decrease                                                    (   90,657)    ($  1,006,231)   (  134,960)   ($  1,290,864)
                                                                 =========      ============     =========     ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in amount of money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar values.


See notes to financial statements.





Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are as follows:

                                                                                                         SIX MONTHS ENDED
                                                                        YEAR ENDED MARCH 31,            SEPTEMBER 30, 1996
                                                          1992(1)     1993     1994     1995(2)     1996    (UNAUDITED)
                                                        ----------  --------  -------  --------   -------   -----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                   $ 10.00     $ 10.03   $ 10.05   $  9.89    $  9.79    $   9.69
                                                       -------     -------   -------   -------    -------    --------
Net Investment Income                                     0.17        0.58      0.41      0.49       0.62        0.40(10)
Net Realized and Unrealized Gain (Loss)
on Investments                                            0.03        0.02  (   0.16) (   0.11) (    0.08)   (   0.21)
                                                       -------     -------   -------   -------    -------    --------
Total from Investment Operations                          0.20        0.60      0.25      0.38       0.54        0.19
                                                       -------     -------   -------   -------    -------    --------

Less Distributions:
Dividends from Net Investment Income                  (   0.17)   (   0.58) (   0.41) (   0.48) (    0.64)   (   0.34)
                                                       -------     -------   -------   -------    -------    --------
Net Asset Value, End of Period                         $ 10.03     $ 10.05   $  9.89   $  9.79   $   9.96    $   9.54
                                                       =======     =======   =======   =======   ========    ========
Total Investment Return at Net Asset Value (3)           1.96%(4)     6.08%     2.51%     3.98%      5.60%       2.03%(4)
Total Adjusted Investment Return at
Net Asset Value (3)(5)                                   0.84%(4)     5.53%     2.27%     3.43%      4.83%       1.87%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)             $13,775      $33,273   $24,310   $12,950   $ 29,024    $ 25,856
Ratio of Expenses to Average Net Assets (6)              0.50%(7)     0.50%     0.75%     0.80%      0.75%       0.75%(7)
Ratio of Adjusted Expenses to Average
Net Assets (6)(8)                                        1.62%(7)     1.05%     0.99%     1.35%      1.45%       1.07%(7)
Ratio of Net Investment Income to
Average Net Assets                                       6.47%(7)     5.47%     4.09%     4.91%      6.49%       7.05%(7)
Ratio of Adjusted Net Investment Income to
Average Net Assets (8)                                   5.35%(7)     4.92%     3.85%     4.36%      5.79%       6.73%(7)
Portfolio Turnover Rate                                     1%         186%      244%      341%       423%(9)     115%

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: the net investment income, net realized and unrealized gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                    $ 10.00    $ 10.03   $ 10.05   $  9.89    $  9.79    $  9.69
                                                        -------    -------   -------   -------    -------    -------
Net Investment Income                                      0.15       0.51      0.34      0.43       0.57       0.31(10)
Net Realized and Unrealized Gain (Loss)
on Investments                                             0.03       0.02  (   0.16) (   0.11)  (   0.10)  (   0.15)
                                                        -------    -------   -------   -------    -------    -------
Total from Investment Operations                           0.18       0.53      0.18      0.32       0.47       0.16
                                                        -------    -------   -------   -------    -------    -------

Less Distributions:
Dividends from Net Investment Income                   (   0.15)  (   0.51) (   0.34) (   0.42)  (   0.57)  (   0.31)
                                                        -------    -------   -------   -------    -------    -------
Net Asset Value, End of Period                          $ 10.03    $ 10.05   $  9.89   $  9.79    $  9.69    $  9.54
                                                        =======    =======   =======   =======    =======    =======
Total Investment Return at Net Asset Value (3)             1.80%(4)   5.40%     1.85%     3.33%      4.92%      1.69%(4)
Total Adjusted Investment Return at
Net Asset Value (3)(5)                                     0.68%(4)   4.85%     1.61%     2.78%      4.15%      1.53%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)               $ 1,630    $13,753   $11,626   $ 9,506    $ 8,532    $ 7,118
Ratio of Expenses to Average Net Assets (6)                1.15%(7)   1.15%     1.40%     1.45%      1.40%      1.40%(7)
Ratio of Adjusted Expenses to Average
Net Assets (6)(8)                                          2.27%(7)   1.70%     1.64%     2.00%      2.10%      1.72%(7)
Ratio of Net Investment Income to
Average Net Assets                                         5.85%(7)   4.82%     3.44%     4.26%      5.80%      6.39%(7)
Ratio of Adjusted Net Investment
Income to Average Net Assets (8)                           4.73%(7)   4.27%     3.20%     3.71%      5.10%      6.07%(7)
Portfolio Turnover Rate                                       1%       186%      244%      341%       423%(9)    115%

(1)  Class A and Class B shares commenced operations on December 31, 1991.
(2)  On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(3)  Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5)  An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)  Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the fund plus expenses incurred indirectly from the Adjustable U.S. Government Fund (the
     "Portfolio"), the mutual fund in which the fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.
(7)  Annualized.
(8)  Unreimbursed, without fee reduction.
(9)  Portfolio turnover rate excludes merger activity.
(10) On average month end shares outstanding.

See notes to financial statements.





Schedule of Investments
September 30, 1996 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Intermediate Maturity Government Fund on September
30, 1996. It's divided into two main categories: U.S. government and agencies securities and short-term investments. Short-
term investments, which represent the Fund's "cash" position, are listed last.

                                                                                    PAR  VALUE
                                                INTEREST          MATURITY            (000'S          MARKET
ISSUER, DESCRIPTION                               RATE              DATE              OMITTED)         VALUE
-------------------                            ---------         ----------         -----------    -----------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Governmental - U.S. (39.22%)
United States Treasury,
Bond                                            11.125%           08-15-03             $4,335     $  5,400,456
Bond                                            12.000            08-15-13              1,700        2,390,625
Note                                             9.250            08-15-98              4,400        4,639,932
Note                                             6.500            08-31-01                500          500,470
                                                                                                  ------------
                                                                                                    12,931,483
                                                                                                  ------------
Governmental - U.S. Agencies (60.04%)
Federal Home Loan Mortgage Corp,
Adjustable Rate Mortgage                         7.250*           05-01-17                 53           53,678
Adjustable Rate Mortgage                         7.875*           10-01-18                 58           59,673
Federal National Mortgage Association,
15 Yr Pass thru Ctf                              7.500            06-01-10              9,979       10,049,416
                                                                  to 07-01-11
Federal National Mortgage Association,
Adjustable Rate Mortgage                         6.673*           03-01-14                 46           46,058
                                                                  to 06-01-14
Adjustable Rate Mortgage                         6.875*           05-01-17                 48           48,918
Adjustable Rate Mortgage                         7.700*           05-01-17                213          218,910
Adjustable Rate Mortgage                         7.936*           09-01-18              1,168        1,218,224
Adjustable Rate Mortgage                         7.050*           03-01-27                 41           40,652
Government National Mortgage Association,
30 Yr SF Pass thru Ctf                          12.000            02-15-14                 24           27,905
30 Yr SF Pass thru Ctf                          12.500            07-15-15                 38           45,183
30 Yr SF Pass thru Ctf                           7.500            05-15-24              1,984        1,969,310
30 Yr SF Pass thru Ctf                           8.000            05-15-25              5,954        6,018,853
                                                                  to 10-15-25                     ------------
                                                                                                    19,796,780
                                                                                                  ------------
TOTAL U.S. GOVERNMENT AND
AGENCIES SECURITIES
(Cost $32,722,654)                                                                     (99.26%)     32,728,263
                                                                                        -----     ------------

See notes to financial statements.





                                                                                    PAR  VALUE
                                                INTEREST          MATURITY            (000'S          MARKET
ISSUER, DESCRIPTION                               RATE              DATE              OMITTED)         VALUE
-------------------                            ---------         ----------         -----------    -----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.09%)
Investment in a joint repurchase agreement
transaction with Toronto-Dominion Bank
Dated 09-30-96, Due 10-01-96 (secured by
U.S. Treasury Notes, 5.000% - 6.500%,
Due 02-28-98 thru 05-31-01, U.S. Treasury
Bond, 7.625%, Due 11-15-22) - Note A             5.800%           10-01-96            $    29     $     29,000
                                                                                                  ------------
Corporate Savings Account (0.03%)
Investors Bank & Trust Company Daily Interest
Savings Account Current Rate 4.75%                                                                      11,355
                                                                                                  ------------
                             TOTAL SHORT-TERM INVESTMENTS                               (0.12%)         40,335
                                                                                       ------     ------------
                             TOTAL INVESTMENTS                                         (99.38%)   $ 32,768,618
                                                                                       ======     ============

* Represents rate in effect on September 30, 1996.
  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Intermediate Maturity Government Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Bond Fund, (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of one series portfolio, John Hancock Intermediate Maturity Government Fund (the "Fund"). Prior to September 22, 1995, the Fund was known as John Hancock Adjustable U.S. Government Trust and invested all of its assets in John Hancock Adjustable U.S. Government Fund (the "Portfolio"), and owned 100% of the shares of the Portfolio. After the close of business on September 22, 1995, the Portfolio was collapsed into the Fund in a tax-free reorganization. All assets and liabilities of the Portfolio, including its securities, retaining their original cost, became assets and liabilities of the Fund. Also after the close of business on September 22, 1995, John Hancock U.S. Government Trust and John Hancock Intermediate Government Trust, which were previously series portfolios of the Trust, were merged into the Fund, in tax-free reorganizations. Two other series portfolios of the Trust, John Hancock Investment Quality Bond Fund and John Hancock Government Securities Trust, were merged into other funds sponsored by John Hancock on September 15, 1995, also as tax-free reorganizations. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

The Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAX The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income or excise tax provision is required. For federal income tax purposes, at December 31, 1995, the Fund has approximately $15,486,880 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The Fund's carryforwards expire as follows: 1996 - $3,014,883, 1997 - $5,412,804, 1998 - $653,763, 1999 - $2,152,064, 2000 - $3,826,207,
2001 - $3,826,207 and 2002 - $427,159. The Fund's tax year end is
December 31.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.



The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES Prior to September 22, 1995, the majority of the expenses of the Trust were directly identifiable to an individual fund. Expenses which were not readily identifiable to a specific fund were allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE,
ADMINISTRATIVE SERVICES AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent at an annual basis of 0.40% of the Fund's average daily net asset value. Prior to September 22, 1995, 0.40% represented investment advisory fees paid by the Portfolio and indirectly by the Fund through its investment in the Portfolio. The remaining 0.10% was for administrative fees paid directly by the Fund.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

The Adviser has temporarily agreed to limit fund expenses until December 31, 1996, including the management fee, to 0.75% and 1.40% of the average net assets attributable to the Class A and Class B shares, respectively. Accordingly, for the period ended September 30, 1996, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit for the amounted to $57,236.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended September 30, 1996, net sales charges received with regard to sales of Class A shares amounted to $6,485. Out of this amount, $3,100 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,480 was paid as sales commissions to unrelated broker-dealers and $905 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended September 30, 1996, contingent deferred sales charges amounted to $8,109.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. The Fund has temporarily limited the distribution and service fees attributable to Class B shares to 0.90% of average daily net assets. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Board of Trustees approved a shareholder servicing agreement between the Fund and John Hancock Investors Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group. The Fund pays Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

On March 26, 1996, the Board of Directors approved retroactively to January 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At September 30, 1996 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $215.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended September 30, 1996 aggregated $39,534,501 and $44,130,193, respectively.

 The cost of investments owned at September 30, 1996 (excluding the corporate savings account) for federal income tax purposes was $32,751,654. Gross unrealized appreciation and depreciation of investments aggregated $227,262, and $221,653, respectively, resulting in net unrealized depreciation of $5,609.

NOTE D --
REORGANIZATION

On September 8, 1995, the shareholders of John Hancock Intermediate Government Trust, (JHIGT) approved a plan of reorganization between JHIGT and the Fund providing for the transfer of substantially all of the assets and liabilities of JHIGT to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition after the close of business on September 22, 1995 was accounted for as a tax free exchange of 672,093 Class A shares, and 48,918 Class B shares for the net assets of JHIGT which amounted to $6,599,818 and $480,359 for Class A and Class B shares, respectively, including $89,503 of unrealized appreciation.

Also on September 8, 1995, the shareholders of John Hancock U.S. Government Trust, (JHUSGT) approved a plan of reorganization between JHUSGT and the Fund providing for the transfer of substantially all of the assets and liabilities of JHUSGT to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition after the close of business on September 22, 1995 was accounted for as a tax free exchange of 1,633,772 Class A shares, and 28,300 Class B shares for the net assets of JHUSGT which amounted to $16,043,311 and $277,895 for Class A and Class B shares, respectively, including $362,315 of unrealized appreciation.

After the close of business on September 22, 1995, and prior to the acquisitions referred to above, the Portfolio collapsed into the Fund in a tax-free reorganization resulting in increases in the Fund's undistributed net income of $16,545, unrealized appreciation of investments of $183,471 accumulated net realized loss on investments of $203,823 and capital paid-in of $3,807.



John Hancock Funds - Intermediate Maturity Government Fund

SHAREHOLDER MEETING
On June 26, 1996, a special meeting of John Hancock Intermediate
Maturity Government Fund was held.

The Shareholders approved an Amended and Restated Declaration of
Trust. The shareholder votes were 1,643,788 FOR, 166,936 AGAINST and 112,056 ABSTAINING.

The Shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                  FOR           WITHHELD
----------------             -----------    --------------
Edward J. Boudreau, Jr.       2,102,903         24,725
James F. Carlin               2,102,903         24,725
William H. Cunningham         2,102,903         24,725
Charles F. Fretz              2,102,903         24,725
Harold R. Hiser, Jr.          2,102,903         24,725
Anne C. Hodsdon               2,091,737         35,891
Charles L. Ladner             2,102,903         24,725
Leo E. Linbeck, Jr.           2,102,903         24,725
Patricia P. McCarter          2,091,737         35,891
Steven R. Pruchansky          2,102,903         24,725
Richard S. Scipione           2,102,903         24,725
Norman H. Smith               2,102,903         24,725
John P. Toolan                2,102,903         24,725



NOTES

John Hancock Funds - Intermediate Maturity Government Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603


Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75


This report is for the information of shareholders of the John Hancock Intermediate Maturity Government Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption "Printed on
Recycled Paper."                                    550SA  9/96
                                                          11/96